SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934





Date of report:   May 14, 1996
      (Date of earliest event reported)




                       HANNAFORD BROS. CO.

     (Exact name of registrant as specified in its charter)



            Maine                  1-7603         01-0085930
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation or organization)   File No.)   Identification No.)



        145 Pleasant Hill Road, Scarborough, Maine  04074
       (Address of principal executive offices) (Zip code)


Registrant's telephone number:   (207) 883-2911

Item 5.  Other Events.

     Since 1981, Hannaford Bros. Co. ("Hannaford" or the "Registrant") and the Sobey Parties have been parties to an agreement (as amended and extended from time to time, the "Standstill Agreement") under which the Sobey Parties have agreed not to increase their percentage ownership of Hannaford voting stock above approximately 25.6%, and under which Hannaford has agreed to certain restrictions on future issuances of securities to others. The Sobey Parties include members of the Sobey family of Stellarton, Nova Scotia, Canada, and certain corporations and other entities affiliated or associated with them.

     As of May 14, 1996, Hannaford and the Sobey Parties entered into a Second Amendment Agreement (the "Amendment") to the Standstill Agreement. The Amendment extends the term of the Standstill Agreement to December 31, 1998, subject to automatic renewals for successive one-year periods (but not beyond December 31, 2001) unless by July 31 of a given year either Hannaford or any of the Sobey Parties gives written notice of an intention not to further extend the term of the Standstill Agreement.

     Under the Standstill Agreement as amended as of February 4, 1988, Hannaford had agreed to certain limits on the number of shares of Common Stock it could issue to employees pursuant to the Registrant's employee benefit plans. The Amendment makes technical changes in the method for calculating the number of outstanding Employee Shares (as defined) and for calculating the annual and cumulative limits on Employee Share issuances. The purpose of these changes is to provide Hannaford with greater flexibility in the use of Common Stock and stock options to compensate employees and directors.

     The Amendment also provides that Hannaford may renew its Shareholder Rights Plan through February 28, 2001. The Registrant's existing Shareholder Rights Plan was adopted February 4, 1988 and has a term of ten years.

     The Amendment also adds certain parties as Sobey Parties for purposes of the Standstill Agreement, and provides consent to the transfer of Hannaford Common Stock from two Sobey Party entities to a newly formed entity that is an affiliate of the Sobeys.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          The following are filed with the Commission as exhibits to this report.

     1. Second Amendment Agreement, dated as of May 14, 1996, to the Amended and Restated Agreement, dated as of February 4, 1988, among the Registrant and various Sobey Parties.

     2. Excerpt from press release of the Registrant, dated May 20, 1996, pertaining to the above-described Amendment.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   HANNAFORD BROS. CO.


Date: May 20, 1996                 By:  /s/ Charles H. Crockett
                                        Charles H. Crockett
                                        Assistant Secretary

                   HANNAFORD BROS. CO.

                     EXHIBIT INDEX



Exhibit
Number     Description                                  Page

  1        Second Amendment Agreement, dated             [5]
           as of May 14, 1996, to the Amended
           and Restated Agreement, dated as of
           February 4, 1988, among the Registrant
           and various Sobey Parties.

  2        Excerpt from press release of the             [11]
           Registrant, dated May 20, 1996,
           pertaining to the above-described
           Amendment.

                                                          Exhibit 1


                        SECOND AMENDMENT AGREEMENT


      This SECOND AMENDMENT AGREEMENT, dated as of May 14, 1996, is entered into by Hannaford Bros. Co. ("Hannaford"); each of Pauljan Limited, E.C.L. Investments Limited, Empire Company Limited, Empire Holdings (U.S.) L.L.C., the Pension Plan for Employees of Sobeys Inc., and the Deferred Profit Sharing Plan for Eligible Employees of Sobeys Inc. (collectively referred to as the "Sobey Companies"); and each of David F. Sobey, Donald R. Sobey, and the Estate of William M. Sobey (collectively referred to as the "Sobeys"). For purposes of this Amendment, the Sobey Companies and the Sobeys are sometimes collectively referred to as the "Sobey Parties."

      WHEREAS the Sobey Parties (including certain predecessors thereof) and Hannaford entered into an Amended and Restated Agreement dated as of February 4, 1988, which agreement was amended by an Amendment Agreement dated as of January 1, 1992 and (as so amended) is hereinafter referred to as the "Agreement"; and

      WHEREAS, the Agreement provided for an initial termination date of December 31, 1992, subject to not more than five one-year extensions; and

      WHEREAS, the Sobey Parties and Hannaford wish to further extend the term of the Agreement and to make other changes to the Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

      1. Sections 7.1 and 7.2 of the Agreement are hereby amended to read in their entirety as follows:

             7.1  TERMINATION DATE.

             Unless extended as provided in Section 7.2, this Agreement shall terminate on December 31, 1998, except that the provisions of Section 4.2, Section 4.9(a)(i)-(v), Article 6 and Article 13 shall survive any termination of this Agreement.

             7.2  EXTENSION.

             This Agreement will be extended for up to two additional periods of one year each (but not beyond December 31, 2000), subject to the following conditions:

                   (a) Hannaford may notify the Sobey Parties, or any of the Sobey Parties may notify Hannaford, at least seven months prior to the scheduled termination hereof that the notifying party desires to amend, modify or terminate this Agreement.

                   (b) If no such notice is given or if the parties are unable to agree upon mutually acceptable amendments or modifications, this Agreement will be extended for one year as provided above without any amendment or modification, unless at least five months prior to the termination hereof any of the Sobey Parties shall notify Hannaford, or Hannaford shall notify the Sobey Parties, that this Agreement shall not be extended.

      2.  The Estate of William M. Sobey, as successor-in-interest to William
M. Sobey, confirms its agreement to be bound by all the terms of the Agreement and agrees to be included as one of the "Sobeys" for purposes thereof. Empire Holdings (U.S.) L.L.C., as transferee of certain shares of Hannaford common stock previously owned by one or more other Sobey Parties, confirms its agreement to be bound by all the terms of the Agreement and agrees to be included as one of the "Sobey Companies" for purposes thereof. Each of the other parties to the Agreement confirms its consent to the foregoing.


      3. Section 1.11 of the Agreement is hereby amended to read in its entirety as follows:

            1.11 EMPLOYEE SHARES. The term "Employee Shares" shall mean shares of Common Stock issued by Hannaford subsequent to September 18, 1985 (other than through a disposition of treasury shares subsequent to December 31, 1995) pursuant to any employee benefit, stock purchase, stock option, savings, or compensation plan or similar employee plan, specifically including, without limitation, the Long Term Incentive Plan, Employee Stock Purchase Plan, 1982 and 1985 Incentive Stock Option Plans, Employees' Retirement Plan, Annual Incentive Plan, 1988 Stock Plan and the Northeast and Southeast Savings and Investment Plans. For purposes hereof, "treasury shares" means issued shares that have been subsequently reacquired by Hannaford and have not been cancelled or retired within the meaning of Section 102 of the Maine Business Corporation Act; such shares are deemed under the Act to be issued shares, but not to be outstanding for dividend, quorum, voting or any other purpose.

      4.  The Sobey Parties acknowledge and agree that Hannaford, pursuant to
Section 2.4 of the Agreement, may hereafter amend its existing shareholder rights plan (adopted February 4, 1988) to extend the initial termination date thereof (February 4, 1998) to a date no later that February 28, 2001, or may adopt a replacement plan on substantially the same terms but having a termination date not later than February 28, 2001.

      5.  Section 4.5(d) is hereby amended to read in its entirety as follows:

            (d) Hannaford agrees that the plans pursuant to which Employee Shares will be issued will be typical of similar plans of other corporations in both administration and number of options granted or shares sold to or for the account of employees, both on an individual basis and in the aggregate. Hannaford further agrees that the aggregate number of Employee Shares outstanding and Employee Shares issuable in respect of outstanding options or rights or otherwise under any such plans (excluding Employee Shares issued prior to the Cutoff Date defined below or issued in respect of options or rights granted prior to the Cutoff Date) shall not represent more than 10% of the number of shares of Voting Stock outstanding or then issuable in respect of such options or rights. For purposes hereof, the "Cutoff Date" shall be the date falling eight years prior to the date of the determination. In addition, Hannaford agrees that in any given calendar year the number of Employee Shares issued (excluding Employee Shares issued in respect of options or rights granted in any prior calendar year) and the number of Employee Shares issuable upon the exercise of outstanding options or rights granted in such calendar year under such plans shall not represent more than 3% of the number of shares of Voting Stock outstanding or issuable in respect of such options or rights. Within 45 days after the end of each fiscal quarter during the term of this agreement, Hannaford will provide the Sobey Parties with a schedule setting forth (i) its calculation of the applicable 10% limit on Employee Shares and the total number of Employee Shares outstanding or issuable, in each case as of the end of the most recent quarter, (ii) the number of treasury shares held by Hannaford as of quarter end, and
      (iii) an estimate of the net number of shares of Common Stock to be issued or delivered by Hannaford upon exercise of employee stock options over the succeeding four quarters or otherwise to be issued or delivered by Hannaford under employee benefit plans during such period.

      6. Article 4 of the Agreement is hereby amended to add the following new Section 4.12:

            4.12  SHARES ISSUED TO NON-EMPLOYEE DIRECTORS.

            Shares of Common Stock issued to non-employee directors of Hannaford under the Stock Ownership Plan for Outside Directors (or other new or amended director compensation plans adopted by Hannaford's Board of Directors from time to time) shall give rise to the same notice and purchase rights in favor of the Sobey Parties as do issuances of Employee Shares. If more than 40,000 shares of Common Stock have been issued by Hannaford to any one non-employee Director under one or more director compensation plans (but not including treasury shares delivered for such purpose) or are issuable under such plans in respect of outstanding options or rights held by him or her, then the excess over 40,000 shall be treated as outstanding or issuable Employee Shares (as the case may be) solely for purposes of calculating the 10% and 3% limits set forth in Section 4.5(d) above.

      7. Article 11 of the Agreement is hereby amended to change Hannaford's address to the following:

            Hannaford Bros. Co.
            145 Pleasant Hill Road
            Scarborough, ME  04074
            Attn:  Chief Executive Officer
            [Telecopy No. (207) 885-2875]

and to change Goodwin, Procter & Hoar's address to the following:

            Goodwin, Procter & Hoar
            Exchange Place
            Boston, MA  02109
            Attn: Stephen W. Carr, Esq.
            [Telecopy No. (617) 523-1231]

      8. The list of Mutually Acceptable Investment Bankers in Exhibit A of the Agreement is hereby amended to read as follows:

            Smith Barney, Harris Upham & Co. Incorporated
            Lazard Freres & Co.
            Morgan Stanley & Co. Incorporated
            PaineWebber Incorporated
            Salomon Brothers Inc.

      9. The parties ratify and confirm all of the other provisions of the Agreement and further agree that this Second Amendment Agreement shall be effective from and after January 1, 1996.

      IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.
                                          HANNAFORD BROS. CO.

                                          By: /s/ Hugh G. Farrington
                                             Hugh G. Farrington, President
                                             and Chief Executive Officer
PAULJAN LIMITED


By: /s/ David F. Sobey                       /s/ David F. Sobey
    David F. Sobey       , President      DAVID F. SOBEY

E.C.L. INVESTMENTS LIMITED
                                            /s/ Donald R. Sobey
                                          DONALD R. SOBEY by James Gogan, his
By: /s/ James Gogan                                         Power of Attorney
    James Gogan    ,Vice-President        ESTATE OF WILLIAM M. SOBEY,
                                          BY HIS EXECUTOR
EMPIRE COMPANY LIMITED
                                            /s/ Frank Cameron Sobey
                                          Frank Cameron Sobey
By: /s/ James Gogan
    James Gogan         , President
                                          DEFERRED PROFIT SHARING PLAN
PENSION PLAN FOR EMPLOYEES                FOR ELIGIBLE EMPLOYEES OF
OF SOBEYS INC.                            SOBEYS INC.


By: /s/ James Gogan                       By: /s/ James Gogan
    James Gogan, Member Pension               James Gogan, Member Deferred
                 Advisory Committee           Profit Sharing Plan Committee

EMPIRE HOLDINGS (U.S.) L.L.C.


By: /s/ James Gogan
      Its: Director, James Gogan

                                                               Exhibit 2



             HANNAFORD ANNOUNCES EXTENSION OF SOBEY AGREEMENT

Scarborough, Maine - Hannaford Bros. Co. (NYSE-HRD), a multiregional food retailer, announced today that its existing standstill agreement with certain members of the Sobey Family of Stellarton, Nova Scotia, and certain related companies and trusts (the "Sobey Parties"), Hannaford's largest shareholder, has been amended and extended. The amendment extends the term of the standstill agreement to December 31, 1998, subject to automatic renewals for successive one-year periods (but not beyond December 31, 2000) unless by July 31 of a given year either Hannaford or any of the Sobey Parties gives written notice of an intention not to further extend the term of the standstill agreement.

The amendment also makes technical changes to the agreement which will allow Hannaford greater flexibility in the use of Common Stock to compensate employees and directors. The amendment maintains the Sobey Parties' ownership limit at approximately 25.6% of Hannaford's voting stock, except in certain circumstances specified by the agreement, and also allows Hannaford to renew its Shareholder Rights Plan through February 28, 2001.